Exhibit 16.2

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934

April 19, 1993
- -------------------------------------------------------------------------------
Date of Report (Date of earliest event reported)

Response Technologies, Inc.
- -------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

Tennessee                 33-5016               62-1212264
- -------------------------------------------------------------------------------
(State or other         (Commission           (IRS Employer
jurisdiction of         File Number)       Identification No.)
incorporation)

1775 Moriah Woods Blvd.  Memphis, Tennessee   38117
- -------------------------------------------------------------------------------
(Address of principal executive offices)

(901) 683-0212
- -------------------------------------------------------------------------------
(Registrant's telephone number, including area code)



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Item 4. Changes in Registrant's Certifying Accountant:

a. Effective April 16, 1993, Response Technologies, Inc ("RTI") dismissed its prior certifying accountants, Ernst & Young ("E&Y") and retained as its new certifying accountants, KPMG Peat Marwick. E&Y's report on RTI's financial statements during the year ended December 31, 1992, the eight month period ended December 31, 1991, and the year ended April 30, 1991, and all subsequent interim periods preceding the date hereof, contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by RTI's Board of Directors.

During the year ended December 31, 1992, the eight month period ended December 31, 1991, and the year ended April 30, 1991, and the subsequent interim period to the date hereof, there were no disagreements between RTI and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

None of the "reportable events" described in Item 304(a)(1)(v) occurred with respect to RTI within the year ended December 31, 1992, the eight month period ended December 31, 1991, and the year ended April 30, 1991, and the subsequent interim period to the date hereof.

b. Effective April 16, 1993, RTI engaged KPMG Peat Marwick as its principal accountants. During the year ended December 31, 1992, the eight month period ended December 31, 1991, and the year ended April 30, 1991, and the subsequent interim period to the date hereof, RTI did not consult KPMG Peat Marwick regarding any of the matters of events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Response Technologies, Inc.

                                       By:

                                       Joseph T. Clark
                                       President
April 19, 1993



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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION 12, 13, OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                         Response Technologies, Inc.
- -------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its

Current Report dated as of April 19, 1993 on Form 8-K as set forth in the pages attached hereto;

(List all such items, financial statements, exhibits or other portions amended)

Item 4 is amended to add the response letter of Ernst & Young attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Response Technologies, Inc.
                                       ----------------------------
                                                (Registrant)

                                       By:

                                       Bonnie M. Wehby
                                       Controller and
                                       Principal Accounting
                                       Officer
April 27, 1993


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ERNST & YOUNG
NationsBank Plaza
414 Union Street, Suite 2100
Nashville, Tennessee 37219-1779
Phone: 615 252-2000

EXHIBIT I TO FORM 8-K

April 23,1993

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K dated April 19, 1993, of Response
Technologies, Inc. and are in agreement with the statements contained in the first through third paragraphs on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.